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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                  FORM 8-K/A-1

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 3, 1997

                               RMS TITANIC, INC.
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               (Exact name of Registrant as specified in charter)


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Florida                             000-24452             59-2753162
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(State of other juris-            (Commission           (IRS Employer
diction of incorporation)           File No.)         Identification No.)


17 Battery Place, Suite 203
New York, New York                                 10004
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (212) 558-6300
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Items 5 and 7

    As a result of the Principal Accounting Officer and a majority of the Board of Directors of the registrant declining to execute the registrant's Form 10-K for its fiscal year ended February 28, 1997 (the "Form 10-K"), the registrant has filed, as an exhibit to its Form 8-K dated July 3, 1997, the form of Form 10-K that was approved for filing by George Tuloch, the Principal Executive Officer and a director of the registrant. By written consent of a majority of shareholders dated May 1, 1997, Messrs. Gasparrini, Vitti, Duffy and Slavitt have been removed as directors of the registrant, with such removal to become effective twenty (20) days after distribution of an Information Statement in accordance with the provisions of the Securities Act of 1934, as amended. Mr. Vitti also serves as the registrant's Principal Accounting Officer. All four of such individuals have declined to sign the Form 10-K.

    Messrs. Gasparrini, Vitti, Duffy and Slavitt were removed as directors of the registrant because after they refused to resign upon the request of Mr. Tulloch. Mr. Tulloch had requested that Messrs. Gasparrini, Duffy and Slavitt resign based upon, among other things, the attendance of Messrs. Gasparrini, Slavitt and Duffy at a meeting, without Mr. Tulloch's knowledge or consent or the knowledge or consent of counsel for the registrant, with John Joslyn, his counsel and G. Michael Harris, on or about April 26, 1996, one business day prior to the commencement of a trial in the Federal District Court of Virginia in connection with Mr. Joslyn's pending action to rescind the Court's award to the registrant of salvor-in-possession rights to the Titanic; Messrs. Gasparrini, Duffy and Slavitt having failed to disclose to Mr. Tulloch that such meeting had occurred prior to or during the course of such trial, and having failed to disclose to Mr. Tulloch the offers of settlement that had been proposed regarding such salvor-in-possession proceedings and of proceedings that had been instituted in the courts of Delaware against Mr. Tulloch and ORE by Mr. Joslyn and Mr. Harris; Messrs. Gasparrini, Slavitt and Duffy having permitted confidential information concerning the registrant's business relationships to be disclosed to Mr. Joslyn in advance of such trial; Mr. Gasparrini having failed to disclose to counsel for the registrant who was defending the registrant's salvor-in-possession status that he had engaged in discussions with Mr. Joslyn, despite such counsel's specific inquiries with respect thereto in preparation for trial; Mr. Gasparrini, Mr. Slavitt and Mr. Duffy having failed to advise Mr. Tulloch of information they had obtained concerning Mr. Joslyn's intentions to conduct an expedition to the Titanic wreck site during the Summer of 1996 and of his agreement with NBC to produce television programming from such expedition, despite the fact that Joslyn's claims to rescind the registrant's salvor-in-possession status had been denied by Court order dated May 10, 1996. Upon Mr. Vitti having refused to vote in favor of a proposed resolution recommending the removal of Messrs. Gasparrini, Slavitt and Duffy as directors of the registrant, Mr. Tulloch also requested Mr. Vitti's resignation as a director of the registrant.

    To the best of Mr. Tulloch's knowledge, Mr. Vitti has refused to sign the registrant's Form 10-K in his capacity as the registrant's Principal Accounting Officer and as a director of the registrant because he is not sure such filing reflects all necessary disclosures; Mr. Slavitt has refused to sign the registrant's Form 10-K in his capacity as a director of the registrant because





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the registrant has declined to revise such filing so as to include disclosures that are materially inaccurate or misleading, or otherwise inappropriate, as demanded by Mr. Slavitt; and Messrs. Gasparrini and Duffy have not stated the reasons for their refusal to sign the registrant's Form 10-K.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  RMS TITANIC, INC.





Dated:  August 29, 1997                /s/ George Tulloch
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                                       George Tulloch
                                       President and Principal Executive Officer






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